UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FORETHOUGHT VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FORETHOUGHT VARIABLE INSURANCE TRUST

Global Atlantic American Funds® Managed Risk Portfolio
Global Atlantic Balanced Managed Risk Portfolio
Global Atlantic BlackRock Selects Managed Risk Portfolio
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Global Atlantic Growth Managed Risk Portfolio
Global Atlantic Moderate Growth Managed Risk Portfolio
Global Atlantic PIMCO Tactical Allocation Portfolio
Global Atlantic Select Advisor Managed Risk Portfolio
Global Atlantic Wellington Research Managed Risk Portfolio

(each, a "Portfolio", and together, the "Portfolios")

October 14, 2020

Dear Contract Owner:

You are cordially invited to attend a special shareholder meeting of the Portfolios named above that is scheduled for November 23, 2020 (the "Special Meeting"). The Special Meeting will be conducted as a virtual meeting. The Board of Trustees of the Trust (the "Board") has implemented a virtual meeting format to address concerns regarding the spread of COVID-19. Contract owners will be able to listen, instruct their vote, and submit questions from their home or any location with internet connectivity. You or your proxyholder will be able to attend the Special Meeting online by visiting www.meetingcenter.io/289131920. To access the meeting, please enter "FVIT2020" as the password and your control number assigned by Computershare Fund Services which can be found on your voting instruction card included with this mailing.

As you may be aware, on July 8, 2020, KKR & Co. Inc. (together with its subsidiaries, "KKR") and Global Atlantic Financial Group Limited (together with its subsidiaries, "Global Atlantic") announced a strategic transaction whereby KKR will acquire Global Atlantic (the "Transaction"). Global Atlantic Investment Advisors, LLC (the "Adviser") is an indirect, wholly-owned subsidiary of Global Atlantic. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the closing of the Transaction will result in the automatic termination of the investment advisory agreement between the Adviser and Forethought Variable Insurance Trust (the "Trust") on behalf of each Portfolio.

Accordingly, in the attached Proxy Statement, you are being asked to instruct Forethought Life Insurance Company ("FLIC") to vote to approve a new investment advisory agreement, as well as other proposals applicable to the Portfolios. You will be asked to consider the approval of: (i) a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio; and (ii) the election of one Trustee of the Trust.

On September 22, 2020, the Board, upon the recommendation of the Adviser, considered and approved each of the above mentioned proposals and approved the submission of each proposal to contract owners for approval.

The Board recommends that you vote "For" the proposals as described in the enclosed Proxy Statement.

Please read the Proxy Statement and consider it carefully before providing your voting instruction. We appreciate your participation and prompt response in this matter.

If you have any questions about the Special Meeting, please feel free to call (866) 645-2449.

Sincerely,

Robert M. Arena, Jr.
President
Forethought Variable Insurance Trust

NOTICE OF A SPECIAL MEETING
OF THE SHAREHOLDERS OF
FORETHOUGHT VARIABLE INSURANCE TRUST

Global Atlantic American Funds® Managed Risk Portfolio
Global Atlantic Balanced Managed Risk Portfolio
Global Atlantic BlackRock Selects Managed Risk Portfolio
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Global Atlantic Growth Managed Risk Portfolio
Global Atlantic Moderate Growth Managed Risk Portfolio
Global Atlantic PIMCO Tactical Allocation Portfolio
Global Atlantic Select Advisor Managed Risk Portfolio
Global Atlantic Wellington Research Managed Risk Portfolio

(each, a "Portfolio", and together, the "Portfolios")

Dear Contract Owner:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Special Meeting") of the Portfolios, each a series of Forethought Variable Insurance Trust (the "Trust"), will be held virtually on November 23, 2020, at 9:30 a.m. (Eastern time), by means of a live webcast, for the following purposes:

Proposals

1.  To consider and vote on a new investment advisory agreement between the Trust on behalf of each Portfolio and Global Atlantic Investment Advisers, LLC (the "Adviser"), each Portfolio's current investment adviser.

2.  To elect April Galda as Trustee of the Trust.

3.  To transact such other business as may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

Only shareholders of record at the close of business on September 23, 2020 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable annuity contracts ("Contract Owners") having a beneficial interest in the Portfolios on the record date are entitled to provide voting instructions to Forethought Life Insurance Company ("FLIC").

FLIC offers variable annuity contracts (each a "Contract") through its separate account (the "Separate Account"), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). You are a holder of at least one such Contract. The Separate Account is segmented into subaccounts ("Subaccounts"), each of which invests in an underlying open-end investment management company or a series thereof. This enclosed proxy statement ("Proxy Statement") relates solely to the Portfolios, which are series of the Trust and which underlie certain Subaccounts offered under your Contract.

To assist you, a voting instruction card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Special Meeting or any adjournment(s) thereof is attached to this Notice. The Proxy Statement is being used to solicit voting instructions from Contract Owners.

We realize that you may not be able to attend the Special Meeting, however, we do need your vote. Whether or not you plan to attend the Special Meeting, please promptly complete, sign, and return the voting instruction card included with this Proxy Statement in the enclosed postage-paid envelope or provide your voting instructions by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. Voting Instructions must be received by 9:30 a.m., Eastern Time on November 23, 2020. If you decide to attend the Special Meeting, you may revoke your prior voting instructions and instruct FLIC to vote during the live webcast. The number of shares of the applicable Portfolio attributable to you will be voted in accordance with your voting instruction card.

The date of the first mailing of the voting instruction card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about October 19, 2020. If you have any questions about the Special Meeting, please feel free to call us toll free at (866) 645-2449.

The Board recommends that you vote FOR the proposals.

It is important for you to vote on the proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposals.

By Order of the Board of Trustees of the Trust

Sarah M. Patterson
Secretary

October 14, 2020

Important notice regarding the availability of proxy materials for the Special Meeting of Shareholders to be held on November 23, 2020: this Notice of Special Meeting of Shareholders, Proxy Statement, Summary Prospectus and the form of voting instruction card are available on the Internet at http://connect.rightprospectus.com/globalatlanticportfolios. This proxy statement is available online at https://www.proxy-direct.com/gaf-31613.

PROXY STATEMENT

October 14, 2020

TABLE OF CONTENTS

INTRODUCTION	1
BACKGROUND	1
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT	1
ELECTION OF TRUSTEE	5
GENERAL INFORMATION ABOUT THIS PROXY	12
EXHIBIT A — FORM OF INVESTMENT ADVISORY AGREEMENT	A-1
EXHIBIT B — NOMINATING AND GOVERNANCE COMMITTEE CHARTER	B-1

FORETHOUGHT VARIABLE INSURANCE TRUST

Global Atlantic American Funds® Managed Risk Portfolio
Global Atlantic Balanced Managed Risk Portfolio
Global Atlantic BlackRock Selects Managed Risk Portfolio
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Global Atlantic Growth Managed Risk Portfolio
Global Atlantic Moderate Growth Managed Risk Portfolio
Global Atlantic PIMCO Tactical Allocation Portfolio
Global Atlantic Select Advisor Managed Risk Portfolio
Global Atlantic Wellington Research Managed Risk Portfolio

(each, a "Portfolio", and together, the "Portfolios")

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 23, 2020

INTRODUCTION

This proxy statement ("Proxy Statement") relates to a Special Meeting of shareholders (the "Special Meeting") of the Portfolios, each a series of Forethought Variable Insurance Trust (the "Trust"), to be held virtually on November 23, 2020 by means of a live webcast. As more fully described in this Proxy Statement, the purpose of the Special Meeting is for shareholders to consider and to vote on: (i) a new investment advisory agreement between Global Atlantic Investment Advisors, LLC (the "Adviser") and the Trust on behalf of each Portfolio; and (ii) the election of one Trustee of the Trust (each, a "Proposal" and collectively, the "Proposals"). The solicitation of voting instructions is made by the mailing of this Proxy Statement and the accompanying voting instruction cards on or about October 19, 2020.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY AND REVIEW THE
ACCOMPANYING EXHIBITS.

BACKGROUND

The Portfolios are investment options under certain variable annuity contracts ("Contracts") issued by Forethought Life Insurance Company ("FLIC"), an Indiana insurance company located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204. Contract owners who select a Portfolio for investment through a FLIC Contract ("Contract Owners") have a beneficial interest in the applicable Portfolio, but do not directly hold shares of the Portfolio. FLIC, which uses the Portfolios as funding vehicles, is the shareholder of record of the Portfolios and, as the legal owner of each Portfolio's shares, has sole voting and investment power with respect to the shares, but passes through any voting rights to Contract Owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners also may be referred to as "shareholders."

Upon the recommendation of the Adviser, the Trust's Board of Trustees (the "Board"), including a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act (the "Independent Trustees"), considered and approved each of the above mentioned proposals and authorized sending a proxy statement to shareholders/Contract Owners of the Portfolios to solicit approval of the proposals.

The Portfolios' most recent annual and semi-annual reports have previously been mailed to Contract Owners. The Trust will promptly furnish the Portfolios' most recent annual and semi-annual reports to any Contract Owner upon request, without charge. Contract Owners may request the Portfolios' most recent annual and semi-annual reports by writing to Global Atlantic Portfolios, c/o Forethought Variable Insurance Trust, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204 or by calling the Portfolios (toll-free) at 1-877-355-1820. The Portfolios' annual and semi-annual reports are also available free of charge on the Portfolios' website at http://connect.rightprospectus.com/globalatlanticportfolios.

THE BOARD RECOMMENDS THAT CONTRACT OWNERS OF EACH PORTFOLIO APPROVE THE
PROPOSALS, AS APPLICABLE.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Introduction

On July 8, 2020, KKR & Co. Inc. (together with its subsidiaries, "KKR") and Global Atlantic Financial Group Limited (together with its subsidiaries, "Global Atlantic") announced a strategic transaction whereby KKR will acquire Global Atlantic

("Transaction"). The Adviser is an indirect, wholly-owned subsidiary of Global Atlantic. The Transaction is expected to close in the first quarter of 2021, subject to receipt of regulatory approvals and satisfaction of other closing conditions. Following the Transaction, the Adviser will continue to operate as a separate organization under its own governance structure managed by its current executives with no anticipated material changes to personnel as a result of the Transaction or approval of the New Advisory Agreement (as defined below) (although such changes may occur in the normal course of business).

The Adviser serves as investment adviser to the Portfolios pursuant to an investment advisory agreement with the Trust on behalf of each Portfolio dated January 2, 2014 ("Current Advisory Agreement"). Under the Investment Company Act of 1940, as amended (the "1940 Act"), the closing of the Transaction will result in the automatic termination of the Current Advisory Agreement. In anticipation of the Transaction, shareholders are being asked to approve a new advisory agreement between the Adviser and the Trust on behalf of each Portfolio ("New Advisory Agreement"), which, if approved by shareholders, will become effective as of the closing of the Transaction. A copy of the form of New Advisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the New Advisory Agreement is described below.

The terms of the New Advisory Agreement is the same in all material respects as the terms of the Current Advisory Agreement, with the exception of the date of the agreements and effectiveness. The New Advisory Agreement does not change any Portfolio's investment objective(s) nor does it change any Portfolio's advisory fee rate or total expense ratio. It is not expected that there will be any change in the personnel currently responsible for managing the Portfolios as a result of the Transaction or approval of the New Advisory Agreement (although such changes may occur in the normal course of business).

The New Advisory Agreement has been approved by the Trust's Board, and the Board recommends that you vote FOR the New Advisory Agreement.

Description of the Current Advisory Agreement and the New Advisory Agreement

The Current Advisory Agreement and the New Advisory Agreement (collectively, "Agreements") are the same in all material respects, except for the dates of execution and effectiveness. Non-material amendments to the Agreements are also being made in order to remove the contractual provision related to in-person Board approval and to clarify that the terms therein should be interpreted in accordance with the 1940 Act and SEC staff orders or no-action letters that may be in effect from time to time. The fees payable by the Trust to the Adviser are identical under the Current Advisory Agreement and the New Advisory Agreement. A form of the proposed New Advisory Agreement is included as Exhibit A to this Proxy Statement. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Exhibit A.

Advisory and Other Services. The investment management services to be provided by the Adviser to the Portfolios under the New Advisory Agreement are identical to those provided under the Current Advisory Agreement. The Adviser is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, including establishing and recommending modifications to each Portfolio's investment objective, strategies, policies and restrictions. The Adviser may engage one or more sub-advisers to directly select securities or other instruments in which the Portfolios invest. The Adviser is responsible for providing certain information for the preparation of registration statements, reports, and other documents required by federal and state securities laws. The Adviser will discharge its responsibilities subject to the general supervision of the Board and in a manner consistent with each Portfolio's investment objectives, policies and limitations.

Duration and Termination. If approved by shareholders, the New Advisory Agreement will become effective upon the closing of the Transaction and will continue in effect as to each Portfolio for an initial two-year period. The New Advisory Agreement, like the Current Advisory Agreement, may then be renewed annually by the Board, including a majority of the Independent Trustees, in accordance with Section 15(c) of the 1940 Act. The New Advisory Agreement, like the Current Advisory Agreement: (i) may be terminated at any time without the payment of any penalty either by vote of the Board or, as to any Portfolio, by vote of a majority of such Portfolio's outstanding voting securities upon 60 days' written notice; and (ii) will immediately terminate in the event of its assignment.

Compensation. The New Advisory Agreement entitles the Adviser to be compensated in the same manner and amount as under the Current Advisory Agreement. The Current Advisory Agreement and the New Advisory Agreement both provide that the Adviser is entitled to an annual fee computed daily and paid monthly calculated as a percentage of the Portfolios' average daily net assets. The contractual fee schedule in the New Advisory Agreement, which is identical to the contractual fee schedule in the Current Advisory Agreement, is included in Exhibit A. The New Advisory Agreement does not change any Portfolio's advisory fee rate.

Indemnification. The New Advisory Agreement, like the Current Advisory Agreement, provides that the Adviser shall not be liable for any error of judgment or mistake of law, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

Other Information Regarding the Current Advisory Agreement. During the fiscal year ended December 31, 2019, the fees paid to the Adviser under the Current Advisory Agreement amounted to $12,427,149 net of reimbursements and/or waivers. The Adviser has served as investment adviser to the Portfolios since each Portfolio's respective inception date. The Current Advisory Agreement was approved by shareholders on October 31, 2013 and was most recently renewed by the Board on September 22, 2020.

Interim Agreements under Rule 15a-4

The Board has also approved an interim advisory agreement between the Adviser and the Trust on behalf of each Portfolio ("Interim Advisory Agreement"), as permitted by Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement would only take effect if the Transaction closes before the New Advisory Agreement is approved by shareholders. In the event that the Transaction closes before the New Advisory Agreement is approved by shareholders, the Interim Advisory Agreement would allow the Adviser to continue managing the Portfolios for up to 150 days. Except for the provisions required under Rule 15a-4, the terms of the Interim Advisory Agreement is identical in all material respects to those of the Current Advisory Agreement. Additionally, the fees to be charged under the Interim Advisory Agreement are identical to the fees charged under the Current Advisory Agreement (and to be charged under the New Advisory Agreement), however, any fees accrued under the Interim Advisory Agreement will be held in escrow until shareholder approval of the New Advisory Agreement is obtained.

Considerations under the Investment Company Act of 1940

At a meeting held on September 22, 2020, the Board of Trustees, including all of the Independent Trustees, unanimously voted to renew the Current Advisory Agreement, and unanimously voted to approve, and to recommend that shareholders approve, the New Advisory Agreement. Prior to the meeting, the Independent Trustees requested, received and reviewed written responses from the Adviser and KKR to questions posed by independent counsel ("Independent Counsel"), on behalf of the Trustees. The Independent Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the approval of the New Advisory Agreement and met in executive session with Independent Counsel present prior to voting on the New Advisory Agreement.

To discuss and review the materials relating to the New Advisory Agreement in advance of the September 22, 2020 meeting, the Independent Trustees met on September 14, 2020 with Independent Counsel, with representatives of the Adviser in attendance, and counsel to the Trust participating.

Nature, Extent, and Quality of Services. The Trustees noted that in connection with the annual renewal of the Current Advisory Agreement, they were generally satisfied with the nature, extent and quality of the services provided by the Adviser. The Trustees considered that the Transaction will not result in any changes to the nature, extent and quality of services provided by the Adviser. The Trustees also considered that the Transaction will not result in any changes to the investment process or strategies employed in the management of the Portfolios or the personnel primarily responsible for such management.

Performance. The Trustees requested and reviewed information regarding the investment performance of the Portfolios over 1-year, 3-year and since inception periods as compared to their respective benchmark indices and peer groups. The Trustees noted that in connection with the annual renewal of the Current Advisory Agreement, they were generally satisfied with the Adviser's investment performance. The Trustees considered that the investment process and strategies employed in the management of the Portfolios will be the same both before and after the Transaction.

Fees and Expenses. The Trustees reviewed the Portfolios' fees and expenses, including the fees paid to the Adviser. The Trustees noted that in connection with the annual renewal of the Current Advisory Agreement, they concluded that the advisory fee charged to each Portfolio was not unreasonable in light of the services provided to each respective Portfolio. The Trustees considered that the fees to be paid under the New Advisory Agreement are identical to the fees paid under the Current Advisory Agreement.

Profitability. The Trustees noted that in connection with the annual renewal of the Current Advisory Agreement, they had concluded that the profitability levels for the Adviser were not excessive. The Trustees noted that the fees to be paid under the New Advisory Agreement are identical to the fees paid under the Current Advisory Agreement. The Trustees also noted that they would continue to monitor the Adviser's profitability in the future.

Economies of Scale. The Trustees noted that in connection with the annual renewal of the Current Advisory Agreement, they had concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Portfolio's shareholders. The Trustees noted that the fees to be paid under the New Advisory Agreement are identical to the fees paid under the Current Advisory Agreement. The Trustees also noted that they would continue to monitor each Portfolio's growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees noted that they had considered other benefits to the Adviser and its affiliates from their relationships with the Portfolios in connection with the annual renewal of the Current Advisory Agreement and that they would continue to consider these benefits in connection with future annual renewals of the New Advisory Agreement.

The Transaction. The Trustees requested and reviewed specific information regarding KKR and the Transaction. The Trustees noted that, following the Transaction: (i) the Adviser and its parent company, Global Atlantic, are expected to continue operating as a separate business; (ii) the Adviser is expected to continue managing its day-to-day operations under the leadership of its current executives and investment teams; and (iii) no other material changes to the Adviser's management or operations are anticipated. The Trustees considered KKR's business experience and market knowledge. The Trustees also considered that the Transaction has the potential to benefit the Portfolios in the future through increased asset growth and opportunities for cost efficiency. The Trustees discussed Section 15(f) of the 1940 Act, which is a non-exclusive safe harbor for the receipt of any amount or benefit by an investment advisor in connection with the sale of securities of, or a sale of any other interest in, the advisor that results in an assignment of the advisory contract. As a non-exclusive safe harbor, an investment advisor can either comply with the conditions of Section 15(f) and obtain the benefits of the safe harbor, or not comply and act to ensure that the advisor complies with its fiduciary duties. The Trustees noted that the Adviser had informed them that the Merger Agreement relating to the Transaction did not contain covenants related to reliance on the safe harbor provided by Section 15(f), and considered that fact in light of the information that the Transaction was not anticipated to affect the services provided to the Portfolios or the fees and expenses borne by the Portfolios.

Conclusion. Having requested and received such information as the Trustees believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of counsel, the Trustees unanimously concluded that approving the New Advisory Agreement was in the best interests of each Portfolio and its shareholders. The Trustees noted that, in considering the New Advisory Agreement, they did not identify any one factor as all important and each Trustee may have afforded different weight to the various factors.

Information About the Adviser

Global Atlantic Investment Advisors, LLC

Global Atlantic Investment Advisors, LLC, located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204, is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC"). The Adviser had $3.5 billion in assets under management as of June 30, 2020. The Adviser is a wholly-owned subsidiary of Global Atlantic (Fin) Company. Global Atlantic (Fin) Company is currently an indirect, wholly-owned subsidiary of Global Atlantic Financial Group Limited. Following the Transaction, as noted above, the Adviser is expected to be indirectly majority-owned by KKR. It is expected that other investors will hold minority interests.

The principal executive officers and member of the Adviser, as of the date of this document, are set forth below. The business address of Mr. Todd is 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204. The business address of Mr. Arena is One Financial Plaza, 755 Main Street, 24th Floor, Hartford, Connecticut 06103. The business address for Ms. Nelson is 100 2nd Street NE, Minneapolis, Minnesota 55413. The business address for Mr. Capalbo is 20 Guest Street, Brighton, Massachusetts 02135. The business address of Global Atlantic (Fin) Company is 4 World Trade Center, 51st Floor, 150 Greenwich Street, New York, New York 10007.

Name	Position(s) with the Adviser(1)
Eric Todd	Elected Manager, President
Robert Arena	Elected Manager
Paula Nelson	Elected Manager
David Capalbo	Chief Compliance Officer
Global Atlantic (Fin) Company	Member

(1)  None of the principal executive officers of the Adviser listed above have other principal employment other than his or her respective position(s) with the Adviser and its affiliates.

The Adviser does not act as an investment adviser or sub-adviser to any other registered investment company with investment objectives and strategies substantially similar to the Portfolios.

Additional Information About the Portfolios' Other Service Providers:

Global Atlantic Distributors, LLC ("GAD") is the distributor for the shares of the Portfolios. GAD is a registered broker-dealer and member of FINRA. Shares of the Portfolios are offered on a continuous basis.

The Bank of New York Mellon ("BNYM"), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Portfolios' custodian and administrator.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE NEW
ADVISORY AGREEMENT.

ELECTION OF TRUSTEE

Introduction

You are being asked to elect the following nominee to serve as a Trustee of the Trust: April Galda (the "Nominee"). Ms. Galda has not previously been elected by shareholders of the Trust.

Ms. Galda has served (and currently serves) as an Interested Trustee of the Trust since originally appointed by the Board in 2018. Ms. Galda was unanimously approved by the Board, including the Independent Trustees, to stand for election. If elected by shareholders, Ms. Galda will hold office for an indefinite term. The Board would also have greater flexibility to fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling one or more shareholder meetings to fill those vacancies.

Information concerning Ms. Galda and other relevant factors is provided below. Using the enclosed proxy card or voting instruction form or voting by the Internet or by telephone, a shareholder may authorize proxies to vote his or her shares for the Nominee or may withhold from the proxies authority to vote his or her shares for the Nominee. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Special Meeting (and has not been revoked) but no instructions are marked, the proxies will vote "FOR" the Nominee. The Nominee has consented to her nomination and has agreed to serve if elected. The Trust proposes the election by all of its shareholders of Ms. Galda to serve as a member of the Board.

The following table sets forth the names of the Nominee and other Trustees and their years of birth, term of office (including length of time served as a Trustee), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), or are registered as investment companies under the 1940 Act, and the number of portfolios in the Global Atlantic family of funds that they oversee. Trustees who are deemed to be "interested persons" of the Trusts are referred to as "Interested Trustees."

Trustees of the Trust

Trustee Nominee (Interested Trustee)

Name and Year of Birth	Position/Term of Office(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
April Galda (1978)(2)	Trustee since 2018

Ms. Galda serves as Chief Culture Officer of Global Atlantic Financial Company ("GAFC") (since 2019), as Managing Director of Commonwealth Annuity and Life Insurance Company ("CWA"), Forethought Life Insurance Company ("FLIC"), Accordia Life and Annuity Company ("Accordia") and First Allmerica Financial Life Insurance Company (since 2018), and as Senior Vice President of Global Atlantic Financial Group Limited ("GAFGL") and Global Atlantic Financial Life Limited (since 2017). Previously, Ms. Galda served as Co-Head of Operations of CWA, FLIC, Forethought National Life Insurance Company ("FNLIC"), Accordia and First Allmerica Financial Life Insurance Company (2019), as Managing Director — Head of Enterprise Operations (2018 — 2019), as Managing Director — Operations (2018 — 2019), as Managing Director (2015 — 2016) and as Director (2013 — 2015) of GAFC; as Director (2016 — 2019) and Senior Vice President (2013 — Feb. 2015 and Oct. 2015 — 2019) of Global Atlantic Financial Limited (formerly Commonwealth Re Midco Limited) ("GAFL"); as Director (2015 — 2019), Co-Chief Executive Officer (2015 — 2018) and Senior Vice President (2014 — 2015) of Global Atlantic Re Limited; as Managing Director of FNLIC (2018 — 2019); as Director of Global Atlantic (Fin) Company (2014 — 2015); and as Chief Operating Officer of Ariel Re (2012 — 2015).

			23	None

Current (Non-Nominee) Trustees

Independent Trustees

Name and Year of Birth	Position/Term of Office(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Mark Garbin (1951)	Trustee since 2013. Mr. Garbin serves as Lead Independent Trustee.	Mr. Garbin serves as Managing Principal of Coherent Capital Management LLC (since 2007).	23

Mr. Garbin serves as Director of Carlyle Tactical Private Credit Fund (since 2018), Altegris KKR Commitments Fund (since 2014), Two Roads Shared Trust (since 2012), Northern Lights Fund Trust (since 2013), and Northern Lights Variable Trust (since 2013). Previously, Mr. Garbin served as Director of Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014 — 2017).

Mitchell E. Appel (1970)	Trustee since 2013	Mr. Appel serves as President of Value Line Funds (since 2008), as Chief Financial Officer (since 2008) and President (since 2009) of EULAV Securities LLC, and as President (since 2009) and Treasurer (since 2011) of EULAV Asset Management.	23	Mr. Appel serves as Director of Value Line Funds (since 2010) and EULAV Asset Management (since 2010).
Joseph E. Breslin (1953)	Trustee since 2013	Mr. Breslin serves as Senior Counsel of White Oak Global Advisors, LLC (since 2016) and has provided consultant services to investment managers (since 2009). Previously, Mr. Breslin served as Counsel of Commonfund (2014 — 2016).	23

Mr. Breslin serves as Director of Kinetics Mutual Funds, Inc. (since 2000), Kinetics Portfolios Trust (since 2000) and Northern Lights Fund Trust IV (since 2015). Previously, Mr. Breslin served as Director of BlueArc Multi-Strategy Fund (2014 — 2017) and Hatteras Trust (2004 — 2016).

Interested Trustee

Name and Year of Birth	Position/Term of Office(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Robert M. Arena Jr. (1968)(3)	Trustee and President/Chief Executive Officer since 2013

Mr. Arena serves as President and Head of Life and Retirement of Ariel Re (Holdings) Limited, Global Atlantic Financial Life Limited ("GAFLL"), GAFGL and GAFL (since 2020); as Director, President and Head of Individual Markets of GAFC (since 2017, 2019 and 2019, respectively); as Director of GAFL (since 2019); as Director, President and Head of Life and Retirement of Global Atlantic (Fin) Company (since 2017, 2019 and 2017, respectively); as Director, Chairman and President of FLIC (since 2016); as Director, Chairman and President of CWA (since 2017, 2017 and 2018, respectively); as Director and Chief Executive Officer of Accordia (since 2016 and 2017, respectively); as Manager and Chairman of Global Atlantic Investment Advisors, LLC ("GAIA") (since 2016); and as Manager, Chairman and President of Global Atlantic Distributors, LLC ("GAD") (since 2013); Previously, Mr. Arena has served as Co-President, Head of Life and Retirement of GAFGL, GAFL and GAFLL (2017 — 2020); as Co-President and Head of Life and Retirement of GAFC (2017 — 2019 and 2016 — 2019, respectively); as Co-President of Global Atlantic (Fin) Company (2017 — 2019); as Executive Vice President of CWA (2017 — 2018); as Executive Vice President of Forethought Financial Group, Inc. ("FFG") (2013 — 2014); and as President of Forethought Annuity, FFG (2013 — 2015).

			23	None

(1)  The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

(2)  Ms. Galda is an interested person of the Trust because she is an officer of GAFC. Ms. Galda holds comparable positions with FLIC, CWA, and certain other companies affiliated with the Adviser.

(3)  Mr. Arena is an interested person of the Trust because he is an officer of GAFGL. Mr. Arena holds comparable positions with the Adviser, GAD, FLIC, CWA, and certain other companies affiliated with the Adviser.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including their: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Below is a brief description of the individual merits of each Trustee that contributed to the Board's conclusion that the individual should serve on the Board. No one factor is determinative in assessing a Trustee's qualifications.

Independent Trustees

Mitchell E. Appel: Mr. Appel has significant business experience in the financial services industry. He has served in a variety of executive positions with asset management firms and serves as a director to other mutual funds.

Joseph E. Breslin: Mr. Breslin is an attorney and consultant with significant experience as an investment management executive. He has served as the chief operating officer or general counsel of several registered investment advisers and serves on other fund boards. The Board has determined that his qualifications and experience make him an "audit committee financial expert."

Mark Garbin: Mr. Garbin is an investment consultant with significant experience as a capital markets and asset management executive. He has experience in valuation and risk management matters and serves on other mutual fund boards.

Interested Trustees

Robert M. Arena, Jr.: Mr. Arena has extensive experience in the financial services industry, including as an executive of the Adviser, its parent company and certain other affiliates. He has previously served in various senior management positions focused in the annuity and asset management businesses.

April Galda: Ms. Galda has significant business and operations experience in the financial services industry, including as an executive of the Adviser's parent company and certain other affiliates.

The Board held five meetings during the fiscal year ended December 31, 2019. No Trustee attended fewer than seventy-five percent of the meetings held by the Board or by any committee of which he or she was a member while he or she was a Trustee during the year. The Trust does not hold an annual meeting of shareholders, and therefore does not have a policy regarding attendance of Trustees at annual meetings of shareholders.

The Board has established two standing committees to facilitate the Board's oversight of the management of the Trust: the Audit Committee and the Nominating and Governance Committee. Each Committee is chaired by an Independent Trustee. The Board may establish other committees from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. Additional information regarding the Committees is included below.

Audit Committee

The Board has an Audit Committee that consists solely of Independent Trustees. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Joseph E. Breslin is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held four meetings.

Nominating and Governance Committee

The Trust has a Nominating and Governance Committee, which is comprised of the Independent Trustees. Mitchell E. Appel serves as Chairman of the Committee. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating and Governance Committee generally will not consider shareholder nominees. During the past fiscal year, the Nominating and Governance Committee held one meeting. The Nominating and Governance Committee acts pursuant to a written charter, a copy of which is attached hereto as Exhibit B.

In connection with the selection and nomination of candidates to the Board, the Nominating and Governance Committee evaluates the qualifications of candidates for Board membership. Without limiting the foregoing, the Nominating and Governance Committee considers, among other criteria, a candidate's: (i) experience in business, financial or investment matters or in other fields of endeavor; (ii) reputation; (iii) ability to attend scheduled Board and committee meetings; (iv) general availability to attend to Board business on short notice; (v) actual or potential business, family or other conflicts bearing on either the candidate's independence or the business of the Trust; (vi) length of potential service; (vii) commitment to the representation of the interests of the Portfolios and their shareholders; (viii) commitment to maintaining and improving Trustee skills and education; and (ix) experience in corporate governance and best business practices. In filling Board vacancies, the Nominating and Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios' prospectuses and should be directed to the attention of the Nominating and Governance Committee.

Board Risk Oversight

The Board is comprised of Mr. Arena and April Galda and three Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Compensation of Trustees

Effective January 1, 2020, the Trust pays each Independent Trustee $95,000, as well as reimbursement for any reasonable expenses incurred attending Trust meetings, to be paid quarterly. The retainer covers up to five in-person Board meetings and one telephonic Board meeting. Furthermore, each Independent Trustee receives an additional $5,000 for each additional in-person Board meeting and $2,500 for each additional telephonic Board meeting. Mr. Garbin receives an additional $10,000 and each Committee Chairman receives an additional $5,000. No "interested persons" who serve as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended December 31, 2019. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

Name of Trustee	Aggregate Compensation from Trust(1)	Total Compensation From Trust and Fund Complex Paid to Trustees
Mark Garbin	$105,000	$105,000
Mitchell E. Appel	100,000	100,000
Joseph E. Breslin	100,000	100,000
April Galda	—	—
Robert M. Arena	—	—

(1)  Trustees' fees are allocated ratably to each Portfolio in the Trust.

Trustees' Ownership of Shares in the Portfolios

As of December 31, 2019, no Trustee beneficially owned any securities of the Portfolios.

Officers of the Trust

Name and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years
Deborah Schunder (1967)	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President, Global Atlantic Investment Advisors, LLC (since 2013).
Trent M. Statczar (1971)	Treasurer and Principal Financial Officer since 2019	Senior Director, Foreside Management Services, LLC (since 2008).
Sarah M. Patterson (1976)(1)	Secretary/Chief Legal Officer since 2013

Managing Director, Associate General Counsel and Assistant Secretary, Global Atlantic Financial Group Limited (since 2014) and Forethought Financial Group, Inc. (since 2013); Secretary, Global Atlantic Investment Advisors, LLC (since 2016); Assistant Secretary, Global Atlantic Distributors, LLC (since 2016).

David Capalbo (1968)	Chief Compliance Officer since 2018

Chief Compliance Officer of Forethought Variable Insurance Trust (since 2018); Chief Compliance Officer of Global Atlantic Investment Advisors LLC (since 2018); Assistant Vice President and Senior Compliance Officer of Global Atlantic Financial Group (since 2016); and Senior Director of Asset Management Compliance of Columbia Threadneedle Investments (2006 — 2016).

Name and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years
Elizabeth Constant (1976)	Assistant Secretary since 2017	Assistant Vice President, Legal Counsel of Global Atlantic Financial Group (since 2016); Associate Counsel, Global Atlantic Financial Group (2014 — 2016).

(1)  Ms. Patterson holds comparable positions with FLIC, CWA, and certain other companies affiliated with the Adviser.

Independent Registered Public Accountant

At a meeting of the Audit Committee held on February 10, 2020, the Audit Committee selected and recommended, and at a meeting of the Board held on February 11, 2020, the Board, including a majority of the Independent Trustees, approved, the selection of RSM US LLP ("RSM"), located at 555 Seventeenth Street, Suite 1000, Denver, Colorado 80202, to act as independent registered public accountants for the Trust on behalf of the Portfolios. Representatives of RSM are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by RSM for the audit of the Trust's annual financial statements or services that are normally provided by RSM in connection with statutory and regulatory filings or engagements for those fiscal years are:

2018	2019
$401,500	$381,250

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by RSM that are reasonably related to the performance of the audit of the Trust's financial statements (but are not reported in the table above) are:

2018	2019
None	None

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by RSM for tax compliance, tax advice, and tax planning are:

2018	2019
$75,000	$75,900

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by RSM, other than the services reported in the tables above are:

2018	2019
$15,000	$28,800

"All Other Fees" represent fees billed in connection with review of annual registration statement filings for 2018 and 2019 as well as a fee for review of service provider conversion activities in 2019.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by RSM for services rendered to the Trust, and rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for the fiscal year ended December 31, 2019 were $104,700 and $0, respectively, and for the fiscal year ended December 31, 2018, were $90,000 and $0, respectively.

The Trust's Audit Committee and Board has considered whether the provision of non-audit services that were rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Audit Committee Pre-Approval Policies

The Trust's Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Trust. The Trust's Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Adviser, or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Trust. Services are reviewed on an engagement by engagement basis by the Audit Committee.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Portfolios' two most recent fiscal years on behalf of (i) the Portfolios' service providers that relate directly to the operations and financial reporting of the Portfolios, or (ii) the Portfolios themselves.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE TRUSTEE NOMINEE.

GENERAL INFORMATION ABOUT THIS PROXY

Share Ownership

At the close of business on September 23, 2020 ("Record Date"), each Portfolio had shares issued and outstanding as shown below:

Name of Portfolio	Shares Outstanding on Record Date
Global Atlantic American Funds® Managed Risk Portfolio	17,843,346.538
Global Atlantic Balanced Managed Risk Portfolio	6,219,842.070
Global Atlantic BlackRock Selects Managed Risk Portfolio	21,393,272.182
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	19,769,851.821
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	3,046,792.990
Global Atlantic Growth Managed Risk Portfolio	32,329,514.558
Global Atlantic Moderate Growth Managed Risk Portfolio	10,714,867.546
Global Atlantic PIMCO Tactical Allocation Portfolio	2,274,128.033
Global Atlantic Select Advisor Managed Risk Portfolio	7,900,728.623
Global Atlantic Wellington Research Managed Risk Portfolio	30,015,869.717

The Portfolios are investment options for Contract Owners. FLIC is the record owner of the shares of the Portfolios underlying the Contracts, but is soliciting voting instructions from Contract Owners having contract value invested in the Portfolios (a beneficial interest) through FLIC as of the Record Date.

Because the Portfolios are investment options for variable annuity contracts (Variable Contracts) offered by FLIC, FLIC could be deemed to control the voting securities of the Portfolios. As of the Record Date, FLIC was the principal shareholder of the shares of each Portfolio.

Portfolio, Shareholder Name and Address	Percentage of Portfolio
Global Atlantic American Funds® Managed Risk Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%
Global Atlantic Balanced Managed Risk Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%
Global Atlantic BlackRock Selects Managed Risk Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%
Global Atlantic Growth Managed Risk Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%
Global Atlantic Moderate Growth Managed Risk Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%

Portfolio, Shareholder Name and Address	Percentage of Portfolio
Global Atlantic PIMCO Tactical Allocation Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%
Global Atlantic Select Advisor Managed Risk Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%
Global Atlantic Wellington Research Managed Risk Portfolio Forethought Life Insurance Company Separate Account A 10 West Market Street, Suite 2300 Indianapolis, Indiana 46204	100%

Solicitation of Proxies

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust also may engage a third-party vendor to solicit proxies from Contract Owners or shareholders. Computershare, Inc. (operating through its Computershare Fund Services division) ("Computershare") has been retained to assist with voting instruction solicitation and tabulation activities. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser and/or its affiliates. Computershare will be paid approximately $43,000 by the Adviser and/or its affiliates for its assistance with voting instruction solicitation activities.

Voting Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. At the Special Meeting, FLIC will vote each Portfolio's shares in accordance with the instructions received from Contract Owners whose contract values were invested, as of the Record Date, in one or more of the Portfolios. The number of votes which a Contract Owner may cast when instructing FLIC how to vote is determined by applying the Contract Owner's percentage beneficial interest in a Portfolio to the total number of votes attributable to the Portfolio. Holders of shares of the Portfolios as of the Record Date are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Contract Owners may vote by mail, telephone, Internet or during the Special Meeting's live webcast. Voting instructions must be received by 9:30 a.m., Eastern Time on November 23, 2020. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the address of the Trust provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Special Meeting.

Quorum

For each Portfolio, acting separately, except where a larger quorum is required by law, by the By-Laws or by the Declaration of Trust; the presence, in person or by proxy, of thirty-three and one third percent (33 1/3%) of the holders of shares of the Portfolio entitled to vote on a Proposal on the Record Date constitutes a quorum for the transaction of business at the Special Meeting. For purposes of establishing whether a quorum is present, all shares present (either present during the Special Meeting or represented by proxy) and entitled to vote, shall be counted, including abstentions and broker non-votes. Quorum may be satisfied through echo voting, which is described below in the "Vote Required" section. Because FLIC is the legal owners of the shares entitled to vote at the Special Meeting, the quorum requirement is expected to be satisfied for each Portfolio.

Vote Required.

For each Portfolio, acting separately, the approval of the New Advisory Agreement will require, if a quorum is present at the Special Meeting, the lesser of (a) 67% or more of the voting securities of a Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Portfolio. The election of the Trustee Nominee requires a plurality of votes cast at the Special Meeting if a quorum is present.

FLIC will vote the shares of a Portfolio at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Contracts. FLIC is required to vote shares attributable to the Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received (i.e., echo voting). As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Portfolio alone would not be sufficient to approve a Proposal. Shares of a Portfolio held by FLIC for its own account shall be voted in the same proportion as the voting instructions timely provided by Contract Owners in the aggregate.

As of the Record Date the Portfolios had the below number of Contract Owners:

Portfolio	Number of Contract Owners as of the Record Date
Global Atlantic American Funds® Managed Risk Portfolio	4,359
Global Atlantic Balanced Managed Risk Portfolio	1,961
Global Atlantic BlackRock Selects Managed Risk Portfolio	6,111
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	5,534
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1,110
Global Atlantic Growth Managed Risk Portfolio	5,765
Global Atlantic Moderate Growth Managed Risk Portfolio	2,453
Global Atlantic PIMCO Tactical Allocation Portfolio	941
Global Atlantic Select Advisor Managed Risk Portfolio	2,707
Global Atlantic Wellington Research Managed Risk Portfolio	7,037

Abstentions, if any, will be counted as present for purposes of establishing a quorum, but will not be counted as votes cast for or against the New Advisory Agreement. Accordingly, abstentions will have the same effect as an instruction to vote "AGAINST" the New Advisory Agreement Proposal. Abstentions and broker non-votes, if any, will have no effect on the Trustee election (other than for quorum purposes), for which the required vote is a plurality of the votes cast.

Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto. FLIC, as the shareholder of record of all of the Portfolios' shares, is expected to vote shares attributable to Contracts as to which no voting instructions are received in the same proportion (for, against or abstain) as those for which timely instructions are received by FLIC, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by FLIC just as any other shares for which FLIC does not receive voting instructions.

If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the Proposals. If any of the Proposals are not approved by shareholders, the Board will consider such actions as it deems necessary or appropriate in the best interest of the respective Fund's shareholders, and the Interim Advisory Agreement will take effect (as discussed above).

Adjournment

For each Portfolio, acting separately, at any shareholders' meeting, whether or not a quorum is present, the person presiding at the Special Meeting may adjourn the meeting with respect to one or more Proposals to a designated time and place without further notice, unless a new record date of the adjourned meeting is fixed or the adjournment is for more than sixty (60) days, in which case the Board will set a new record date. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. Abstentions will have no effect on any proposal to adjourn the Special Meeting. The persons named as proxies for FLIC will vote upon such adjournment after consideration of the best interests of all shareholders.

Other Matters to Come Before the Special Meeting

To the knowledge of the Board, there is no other business to be brought before the Special Meeting. However, if other matters do properly come before the Special Meeting, FLIC intends to vote each Portfolio's shares in accordance with its best judgment in the interest of the Portfolios.

Contract Owner and Shareholder Proposals

The Trust is organized as a Delaware statutory trust. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and by-laws.

Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Special Meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

Communications to the Board

Shareholders/Contract Owners who wish to communicate to the full Board or to any individual Trustee may address correspondence to Trustee Name, c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a shareholder of record, unless the applicable Portfolio has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1-877-355-1820. The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

The Trust's most recent annual report for the fiscal year ended December 31, 2019, and the Trust's semi-annual report for the fiscal period ended June 30, 2020, are available free of charge. You may obtain free copies of the Portfolios' documents at http://connect.rightprospectus.com/globalatlanticportfolios. You can also obtain these documents at no cost by calling 1-877-355-1820 or by sending an email request to GlobalAtlanticPortfolios@gafg.com.

PLEASE:

•  PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

OR

•  VOTE TELEPHONICALLY BY CALLING 1-866-298-8476.

OR

•  VOTE ON THE INTERNET BY LOGGING ONTO www.proxy-direct.com AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 9:30 a.m., EASTERN TIME ON NOVEMBER 23, 2020. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

•  VOTE DURING THE VIRTUAL MEETING ON NOVEMBER 23, 2020 AT 9:30 a.m. EASTERN TIME BY VISITING www.meetingcenter.io/289131920. TO ACCESS THE VIRTUAL MEETING, PLEASE ENTER "FVIT2020" AS THE PASSWORD AND YOUR CONTROL NUMBER ASSIGNED BY COMPUTERSHARE WHICH CAN BE FOUND ON YOUR VOTING INSTRUCTION CARD.

EXHIBIT A

FORM OF
INVESTMENT ADVISORY AGREEMENT

By and between
Forethought Variable Insurance Trust
and
Global Atlantic Investment Advisors, LLC

THIS AGREEMENT dated this ___ day of ____, ____ between Forethought Variable Insurance Trust, a Delaware statutory trust (the "Trust"), and Global Atlantic Investment Advisors, LLC, an Indiana limited liability company (the "Advisor").

W I T N E S S E T H

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"),

WHEREAS, the parties hereto deem it mutually advantageous that the Advisor should be engaged, subject to the supervision of the Trust's Board of Trustees and officers, to manage the investment series of the Trust identified on Exhibit A to this Agreement, as may be amended from time to time (each a "Fund", collectively as the "Funds").

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Advisor do hereby agree as follows:

1.  (a) The Advisor will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Fund, consistent with the investment objective and policies of the Fund. The Advisor will determine from time to time what securities or instruments shall be purchased for the Fund, what securities or instruments shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the Commission, and to the investment objective, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Advisor will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b)  The Advisor will, to the extent reasonably required in the conduct of the business of the Trust and upon the Trust's request, furnish to the Trust research, statistical and advisory reports about the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Fund shall at the time have any investment in such industries, businesses, corporations or securities. The Advisor will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or entities.

(c)  The Advisor will maintain all books and records with respect to the Fund's securities transactions required by subparagraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Trust) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Advisor will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request. The Advisor will coordinate with the Trust's administrator and other service providers with respect to the administration of the affairs of the Trust and the Fund, including financial administrative services, compliance services and legal and regulatory services.

2.  (a) Except as otherwise provided herein, the Advisor, at its own expense, shall furnish to the Trust office space in the offices of the Advisor or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the Trust's investments, and shall arrange, if desired by the Trust, for members of the Advisor's organization to serve as officers or agents of the Trust.

(b)  The Advisor shall pay directly or reimburse the Trust for: (i) the compensation (if any) of the Trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Advisor and all officers of the Trust as such; and (ii) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Advisor or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust and the Fund.

(c)  The Trust shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Advisor, or its affiliates, office space and facilities and personnel compensation, including a portion of the Chief Compliance Officer's compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, administrator, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the Commission, state securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) if applicable, any distribution fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with or interested persons of the Advisor or the Trust (other than as Trustees); (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

(d)  In addition to the expenses described in Section 2(c) above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust or the Fund in connection with securities transactions to which the Trust is a party.

3.  (a) The Trust shall pay to the Advisor, as compensation for the Advisor's services and expenses assumed hereunder, a fee with respect to the Fund calculated as a percentage of the Fund's average daily net assets as set forth in Exhibit A hereto. Management fees payable hereunder shall be computed daily and paid monthly in arrears.

  In the event of termination of this Agreement, the Management Fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

(b)  If the operating expenses of the Fund in any year exceed the limits set by state securities laws or regulations in states in which shares of the Fund are sold, the amount payable to the Advisor with respect to the Fund under subsection (a) above will be reduced (but not below $0), and the Advisor shall make other arrangements concerning expenses but, in each instance, only as and to the extent required by such laws or regulations. If amounts have already been advanced to the Advisor under this Agreement, the Advisor will return such amounts to the Fund to the extent required by the preceding sentence.

(c)  In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

4.  It is understood that the Advisor may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Fund by entering into a written agreement with each such Subadviser; provided, that any such Subadviser and agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Advisor or any such Subadviser, at a meeting of Trustees called for the purpose of voting on such approval and, except as may be otherwise permitted by then current law or an exemptive order issued by the Securities and Exchange Commission, by the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. The authority given to the Advisor in Sections 1 through 6 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Advisor. In the event the Advisor employs one or more Subadvisers, the Advisor shall oversee and continually evaluate performance of any such Subadviser and shall make such recommendations to the Trust's Trustees from time to time concerning the continuation, termination or modification of any such arrangements as the Advisor deems appropriate. Notwithstanding the foregoing, the Trust agrees that the Advisor shall not be accountable to the Trust or the Fund for any loss or liability relating to specific investments directed solely by any Subadviser.

5.  The Advisor will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Advisor, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Advisor against any liability to the Trust or the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.  (a) Nothing in this Agreement will in any way limit or restrict the Advisor or any of its officers, directors, or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Advisor may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Advisor to or with the Trust or deemed to violate or give rise to any duty or obligation of the Advisor to the Trust except as otherwise imposed by law. The Trust recognizes that the Advisor, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

(b)  In connection with purchases or sales of securities for the account of the Fund, neither the Advisor nor any of its Trustees, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Advisor shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Advisor. In the selection of such brokers or dealers and the placing of such orders, the Advisor is directed at all times to seek for the Fund the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Fund that the Advisor have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Advisor in connection with its or its affiliates' services to other clients.

(c)  On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as another fund or other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other funds or other clients.

7.  This Agreement shall remain in force for two (2) years from the date of execution and from year to year thereafter through December 31 of each calendar year , but only so long as its continuance is approved annually by a vote of the Trustees of the Trust, including a majority of its Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, at a meeting of Trustees called for the purpose of voting on such approval or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, subject to the right of the Trust and the Advisor to terminate this contract as provided in Section 8 hereof.

8.  Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of its outstanding voting securities" (as defined in the 1940 Act) and the giving of 60 days' written notice to the other party.

9.  This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.

10.  The Trust agrees that in the event that neither the Advisor nor any of its affiliates acts as an investment adviser to the Trust, the name of the Trust and the Fund will be changed to one that does not contain the name "Global Atlantic," or otherwise suggest an affiliation with the Advisor.

11.  The Advisor is an independent contractor and not an employee of the Trust for any purpose. If any occasion should arise in which the Advisor gives any advice to its clients concerning the shares of the Fund, the Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any series thereof.

12.  This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

13.  This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of Indiana.

14.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

15.  The parties to this Agreement acknowledge and agree that all liabilities arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities.

16.  The sole parties to this Agreement are the Trust and the Advisor and the Trust is the sole beneficiary of the Advisor's services hereunder. The parties to this Agreement do not intend for this Agreement to benefit any third party, including without limitation a record holder or beneficial holder of shares of beneficial interest of the Trust and/or a Fund, that is not expressly identified as a party to this Agreement. The terms of this Agreement may be enforced solely by a party to this Agreement.

17.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.  References to the requirements of the 1940 Act herein should be interpreted as now in effect or as hereafter amended and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

FORETHOUGHT VARIABLE INVESTMENT TRUST on behalf of each Fund

By:

Robert Arena
President

GLOBAL ATLANTIC INVESTMENT ADVISORS, LLC

By:

Eric Todd
President

Exhibit A

Fees

Global Atlantic American Funds® Managed Risk Portfolio

Asset Level	Management Fee as a percentage of average daily net assets
First $500 million	0.900%
Next $500 million	0.875%
Over $1 billion	0.850%

Global Atlantic Balanced Managed Risk Portfolio

Asset Level	Management Fee as a percentage of average daily net assets
First $500 million	0.550%
Next $500 million	0.525%
Over $1 billion	0.500%

Global Atlantic BlackRock Selects Managed Risk Portfolio

Asset Level	Management Fee as a percentage of average daily net assets
First $500 million	0.550%
Next $500 million	0.525%
Over $1 billion	0.500%

Global Atlantic Franklin Dividend and
Income Managed Risk Portfolio

Asset Level	Management Fee as a percentage of average daily net assets
First $500 million	0.850%
Next $500 million	0.825%
Over $1 billion	0.800%

Global Atlantic Goldman Sachs Dynamic
Trends Allocation Portfolio

Asset Level	Management Fee as a percentage of average daily net assets
First $500 million	0.850%
Next $500 million	0.825%
Over $1 billion	0.800%

Global Atlantic Growth Managed Risk Portfolio

Asset Level	Management Fee as a percentage of average daily net assets
First $500 million	0.550%
Next $500 million	0.525%
Over $1 billion	0.500%

Global Atlantic Moderate Growth Managed Risk Portfolio

Asset Level	Management Fee as a percentage of average daily net assets
First $500 million	0.550%
Next $500 million	0.525%
Over $1 billion	0.500%

Global Atlantic PIMCO Tactical Allocation Portfolio

Asset Level	Management Fee as a percentage of average daily net assets
First $500 million	0.850%
Next $500 million	0.825%
Over $1 billion	0.800%

Global Atlantic Select Advisor Managed Risk Portfolio

Asset Level	Management Fee as a percentage of average daily net assets
First $500 million	0.900%
Next $500 million	0.875%
Over $1 billion	0.850%

Global Atlantic Wellington Research Managed Risk Portfolio

Asset Level	Management Fee as a percentage of average daily net assets
First $500 million	0.850%
Next $500 million	0.825%
Over $1 billion	0.800%

EXHIBIT B

FORETHOUGHT VARIABLE INSURANCE TRUST
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating and Governance Committee Membership

The Nominating and Governance Committee ("Committee") of Forethought Variable Insurance Trust (the "Trust") shall be composed entirely of Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended ("Independent Trustees").

Board Nominations and Functions

1.  The Committee shall make nominations for Independent Trustee membership on the Board. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the adviser and sub-advisers of the Trust (each an "Adviser" and, collectively, the "Advisers) and other principal service providers. The Committee shall give recommendations provided by the Adviser the same consideration as any other candidate. Persons selected must not be an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Advisers or the other principal service providers. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board, including:

•  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee of the Trust;

•  the contribution which the person can make to the Board and the Trust, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and

•  the character and integrity of the person.

2.  The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

Independence of Counsel to the Independent Trustees

1.  The Committee shall consider and review, at least annually, the independence of outside counsel, if any, to the Independent Trustees of the Trust and the basis of the determination must be included in the minutes of the appropriate meeting of the Board.

Other Powers and Responsibilities

1.  The Committee shall periodically review Board governance procedures and recommend any appropriate changes to the full Board of Trustees.

2.  The Committee shall normally meet periodically and is empowered to hold special meetings as circumstances require.

3.  The Committee shall appoint one Independent Trustee to serve as Lead Independent Trustee for a term of three years. The Lead Independent Trustee shall have the responsibilities described in Appendix A to this Charter, as it may be amended from time to time.

4.  The Committee shall periodically review the compensation of the Independent Trustees and make recommendations regarding such compensation to the Board of Trustees.

5.  The Committee shall review this Charter periodically and recommend any changes to the full Board.

Approved: February 9, 2017
Amended: November 12, 2018

B-1

APPENDIX A

FORETHOUGHT VARIABLE INSURANCE TRUST
LEAD INDEPENDENT TRUSTEE ROLE

The Lead Independent Trustee shall:

•  foster communication among the Independent Trustees on a range of issues;

•  liaise with management regarding the agenda for each Board meeting and review such agenda prior to each meeting;

•  serve as chair of meetings of the Independent Trustees and coordinate any communication or follow up arising therefrom;

•  communicate any questions or issues arising between Board meetings to the other Independent Trustees and to any appropriate management personnel;

•  comment on the annual 15(c) request in advance of the meeting(s);

•  review annual Board self-assessment materials;

•  liaise with Independent Trustee counsel on various issues;

•  liaise with management regarding materials provided to the Board and other various issues; and

•  liaise with service providers on various issues.

B-2

FORETHOUGHT VARIABLE INSURANCE TRUST (“FVIT”)

VOTING INSTRUCTION CARD FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 23, 2020

FORETHOUGHT LIFE INSURANCE COMPANY

This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of Forethought Variable Insurance Trust ("FVIT"), (the “Portfolio(s)”) for which it is the record owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s beneficial interest in shares with respect to the Portfolio(s) be cast as directed on the reverse side at the Special Meeting of Shareholders, and at any adjournment(s) thereof, to be held virtually at 9:30 a.m., Eastern Time, on November 23, 2020, as fully as the undersigned would be entitled to vote if personally present. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If this Voting Instruction Card is signed and returned and no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposals and in the discretion of Forethought Life Insurance Company upon such other business as may properly come before the Special Meeting. Shares of the Portfolio(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Portfolio(s).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

FLI_31613_100720_VI_A

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS
Global Atlantic American Funds® Managed Risk	Global Atlantic Balanced Managed Risk	Global Atlantic BlackRock Selects Managed Risk
Global Atlantic Franklin Div and Inc Managed Risk	Global Atlantic Goldman Sachs Dynamic Trends Allo	Global Atlantic Growth Managed Risk
Global Atlantic Moderate Growth Managed Risk	Global Atlantic PIMCO Tactical Allocation	Global Atlantic Select Advisor Managed Risk
Global Atlantic Wellington Research Managed Risk

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Card and return it in the postage-paid envelope.	VOTE AT THE VIRTUAL MEETING November 23, 2020 at 9:30 a.m. Eastern time. Please refer to the Proxy Statement for instructions on how to participate in the Virtual Meeting.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals	The Board of Forethought Variable Insurance Trust unanimously recommends a vote “FOR” for the proposals.

1.	To consider and vote on a new investment advisory agreement between the Trust on behalf of each Portfolio and Global Atlantic Investment Advisers, LLC (the “Adviser”), each Portfolio’s current investment adviser.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Global Atlantic American Funds® Managed Risk	☐	☐	☐	02 Global Atlantic Balanced Managed Risk	☐	☐	☐
03 Global Atlantic BlackRock Selects Managed Risk	☐	☐	☐	04 Global Atlantic Franklin Div and Inc Managed Risk	☐	☐	☐
05 Global Atlantic Goldman Sachs Dynamic Trends Allo	☐	☐	☐	06 Global Atlantic Growth Managed Risk	☐	☐	☐
07 Global Atlantic Moderate Growth Managed Risk	☐	☐	☐	08 Global Atlantic PIMCO Tactical Allocation	☐	☐	☐
09 Global Atlantic Select Advisor Managed Risk	☐	☐	☐	10 Global Atlantic Wellington Research Managed Risk	☐	☐	☐

2.	To elect a Trustee to the Trust:

		FOR	WITHHOLD
01.	April Galda	☐	☐

3.	To transact such other business as may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on November 23, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/gaf-31613

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	FLI 31613	M xxxxxxxx